AAMCAAMC © Altisource Asset Management Corporation 2022 TICKER: (AAMC) Altisource Asset Management Corporation INVESTOR PRESENTATION AUGUST 11, 2022 TICKER: (AAMC)

AAMCAAMC © Altisource Asset Management Corporation 2022 TICKER: (AAMC) 2 Forward Looking Statements Certain comments made in this presentation may contain forward-looking statements in relation to operations, financial condition and financial results of Altisource Asset Management Corporation (“AAMC”) and such statements involve a number of risks and uncertainties. Forward looking statements are usually identified by or are associated with such words as “intend,” “plan,” “believe,” “estimate,” “expect,” “anticipate,” “hopeful,” “should,” “may,” “will,” “could,” “encouraged,” “opportunities,” “potential,” and/or the negatives or variations of these terms or similar terminology. In particular, statements as to our expected alternative lending business, including the ability to obtain leverage and potential return on equity, and development, roll-out, return on equity, and potential growth of crypto-enabled ATMS are forward looking statements. These statements reflect management’s current beliefs and estimates of future economic circumstances, industry conditions, Company performance, and Company financial results and are not guarantees of future performance. All such forward-looking statements are based on current expectations and assumptions that are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the relevant forward-looking statement. With respect to the growth and returns from our alternative lending business, our expectations depend on the ability to acquire and originate loans at attractive pricing, to obtain leverage, to successfully manage our loan portfolio and successfully dispose of loans at attractive levels; with respect to the prospects of our crypto enabled ATMs, our expectations depend on the successful deployment of our first ATMs, actual use by consumers of our ATMs, the proper operation of our ATMs and the success of our relationship with ForumPay. These risks and other risks are described in the Company’s filings with the Securities and Exchange Commission. Any forward-looking statements made in this presentation speak only as of the date of this presentation. Except as required by law, AAMC does not intend to update these forward-looking statements and undertakes no duty to any person to provide any such update under any circumstances.

AAMCAAMC © Altisource Asset Management Corporation 2022 TICKER: (AAMC) 3 Agenda The Business We’re Building • Our Opportunity and Who We Are • What We Have Accomplished • Where We Are Going Recent Developments Q&A

AAMCAAMC © Altisource Asset Management Corporation 2022 TICKER: (AAMC) 4 The Business We’re Building

AAMCAAMC © Altisource Asset Management Corporation 2022 TICKER: (AAMC) 5 Our Opportunity Our immediate plan is to provide and source private credit for real estate in the non-bank space for fixed income accounts pursuing alternative assets. • Initially, we are focused on the bridge and rehab credit space for single and multi-family homes and ground-up construction, due to banks inability to efficiently support this space. • Despite the material rise in the interest rate environment which has caused a normalization in home sales, there is still an estimated 4m-5m1 shortage of housing units in the United States. • We have a plan to help provide credit to build affordable housing and we expect to be executing on it shortly. As we continue to grow and develop our origination platform, we plan to expand into other areas within private credit, both secured and unsecured. 1 – See reference to endnotes

AAMCAAMC © Altisource Asset Management Corporation 2022 TICKER: (AAMC) 6 Who We Are We are leveraging off the talent of our existing team. • For example, our India team has underwritten and led the acquisition of over 14,000 single family residences and over $4.1bn in non-performing mortgages and REOs. • The team has asset managed over 30,000 single family rentals, non-performing mortgages and REOs. • They also have deep experience in managing well over $2.5bn in warehouse lines and securitizations. Our senior management team has over 100 years of experience in real estate and on the Street.

AAMCAAMC © Altisource Asset Management Corporation 2022 TICKER: (AAMC) 7 What We Have Accomplished, 1 of 2 We have entered into a $50 million warehouse line with Flagstar Bank, FSB. We have opened a new office in Tampa effective July 1, as headquarters for our sales staff led by our new Head of Sales, Brendan Teeley. Brendan brings over 20 years of experience in the institutional whole loan and housing space and has begun to build out our origination team, both in Tampa and remotely. As part of the build out we have initially hired 6 specialists in the private credit space and the expectation is to further grow the team. Due to the demand we are experiencing, we have grown our India operations by 47% over the last two months and are expecting to increase headcount there and in St. Croix by another 50%. These hires consist of additional analysts, underwriters and other supporting staff.

AAMCAAMC © Altisource Asset Management Corporation 2022 TICKER: (AAMC) 8 What We Have Accomplished, 2 of 2 Portfolio Data YTD Loans Acquired by Commitment 53,393$ 105,087$ Ending Balances Commitment 45,229$ 96,363$ Holdback (12,923) (20,716) Principal Outstanding 32,306$ 75,647$ Warehouse Line of Credit Commitment -$ 50,000$ Outstanding - 40,274 Unused -$ 9,726$ Average Coupon 8.8% 9.1% Average Yield 6.7% 7.9% in thousands 6/30/2022 8/8/2022 Unaudited

AAMCAAMC © Altisource Asset Management Corporation 2022 TICKER: (AAMC) 9 Where We Are Headed We will source credit products through three main areas: originations direct to real estate developers and investors, wholesale originations and correspondent lending (our acquisition of closed loans). • We expect the growth in volume to be largely driven by the origination channels over time, with correspondent lending remaining an important channel. • We do not plan on being an aggregator. • Relevant comparisons of origination platforms that have recently been acquired by sophisticated institutional fixed income investors are: KKR bought Toorak, Pretium bought Anchor Loans, NRZ bought Genesis (now known as RITHM) and MFA bought Lima One. • These are significant investments by well-respected investors who see this as a growth area for their alternative investment strategy Utilizing technology, data and analytics will be critical to our success. • We are developing a data-driven proprietary system which will dramatically allow us to increase our reach to existing and new clients. • We are also creating an enterprise data management system to help us utilize information for purposes of understanding our markets, clients’ needs and overall customer experience.

AAMCAAMC © Altisource Asset Management Corporation 2022 TICKER: (AAMC) 10 Conclusion Our management team has a long history with money managers, insurance companies, banks, debt and credit funds and other institutional investors. We believe our key strength will be not only to originate and source private credit but also the ability to distribute our various products into the deep demand for alternative assets amongst large fixed income accounts. As we optimize our platform through the leveraging of technology combined with the feedback from our fixed income investors and the market, we will then be able to adjust our originations to fill that demand gap accordingly. Unlike some of our competitors, we are independent and not held captive by one set of yield and credit requirements. We do not want to limit ourselves to the securitization market as our only takeout partner, but rather we are focused on partnering with balance sheet accounts due to their stable source of fundings.

AAMCAAMC © Altisource Asset Management Corporation 2022 TICKER: (AAMC) 11 Recent Events

AAMCAAMC © Altisource Asset Management Corporation 2022 TICKER: (AAMC) 12 Recent Developments Putnam Transaction • Buyback of 286,873 shares at $10.00 a share totaling $2,868,730. • The opportunity arose to buy back common stock held by Putnam at a discount to the trading price. • Strategic opportunity to eliminate the risk of large-scale sale of the stock which we felt benefitted our shareholders. • As part of the transaction, the Most Favored Nation aspect of the Preferred Share Settlement is eliminated. NYSE Update • The NYSE announced in late May that AAMC was not in compliance with the NYSE American's listing standards. • We submitted our plan to regain compliance to the NYSE at the end of June. We are confident in our plan and we expect to hear soon whether or not the NYSE has accepted our plan. Crypto ATMs • Lastly, we continue to actively monitor the recent developments in the crypto markets. • Our interest has always been in helping clients transact between crypto-currencies and fiat currencies, not taking balance sheet positions in crypto-assets. • We still plan to move forward in the Crypto ATM space in the future.

AAMCAAMC © Altisource Asset Management Corporation 2022 TICKER: (AAMC) 13 Q&A Altisource Asset Management Corporation

AAMCAAMC © Altisource Asset Management Corporation 2022 TICKER: (AAMC) 14 Appendix

AAMCAAMC © Altisource Asset Management Corporation 2022 TICKER: (AAMC) 15 Endnotes / References 1 – Reference is made to Mortgage Research Center article, dated September 2021 for higher end range of housing shortage. https://www.mortgageresearch.com/news/u-s-housing-market-missing-5-2-million-single-family-homes/ Also, reference is made to Marketplace.org article, dated July 2022, for lower end of range of housing shortage. https://www.marketplace.org/2022/07/15/the-u-s-housing-shortage-has-doubled-in-less-than-a-decade-report-finds/